UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 4, 2005


                             CHARMING SHOPPES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


        PENNSYLVANIA                   000-07258                 23-1721355
        ------------                   ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


                     450 WINKS LANE, BENSALEM, PA          19020
                     ----------------------------          -----
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (215) 245-9100
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 7.01.  Regulation FD Disclosure.

     On August 4, 2005 we issued a press release reporting our net sales for the four-week, thirteen-week, and twenty-six-week periods ended July 30, 2005, and re-affirming our diluted earnings per share projections of $.26 - $.28 per share for the thirteen weeks ended July 30, 2005. The revised earnings guidance is attached as Exhibit 99.1 to this report.

     In accordance with general instruction B.2 to Form 8-K, the information included in this Item 7.01, and the exhibit attached hereto, shall be deemed to be "furnished" and shall not be deemed to be "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


Item 9.01.  Financial Statements and Exhibits.

Exhibit No.       Description
-----------       -----------
   99.1           Press Release dated August 4, 2005








































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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHARMING SHOPPES, INC.
                                    ----------------------
                                        (Registrant)


Date August 4, 2005                 /S/ERIC M. SPECTER
                                    ------------------
                                    Eric M. Specter
                                    Executive Vice President
                                    Chief Financial Officer





































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                                  EXHIBIT INDEX

Exhibit. No.
------------
     99.1         Press Release dated August 4, 2005









































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